SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      January 14, 1997 (December 31, 1996)

                              CITY HOLDING COMPANY
               (Exact name of registrant as specified in charter)


 West Virginia                0-11733                     55-0619957
(State or other              (Commission                 (IRS Employer
 Jurisdiction of)           File Number)             Identification No.)


3601 MacCorkle Avenue, S.E., Charleston, WV                25304
(Address of principal executive officers)                (Zip Code)


Registrant's telephone number, including area code: (304)926-3000






                      This filing consists of 6 pages. The
                           Exhibit Index is at page 3.

Item 5:       Other Events

              On December 31, 1996, City Holding Company ("City Holding") acquired certain assets and assumed certain liabilities of the former Prime Financial Corporation, a privately held mortgage loan servicing company located in Costa Mesa, California. As part of this transaction this West Coast operation will be absorbed into City Mortgage Services, Charleston, West Virginia, a mortgage loan servicing division of City Holding. Further details of this transaction are described in the news release attached as Exhibit 99 issued by City Holding on December 31, 1996.

                                  EXHIBIT INDEX


Number                           Exhibit                           Page

99                 December 31, 1996 News Release                    5

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               CITY HOLDING COMPANY




Date:  January 14, 1997                        By:
                                               Dawn Woolsey
                                               Chief Accounting Officer